                                                                   Exhibit 10.37


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of November 1, 1999 by and between CREDIT SUISSE FIRST BOSTON, as Agent for Banks ("Agent") and WESTERN MULTIPLEX CORPORATION, a Delaware corporation ("Grantor").

                                   RECITALS

         A. Banks have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Credit Agreement by and among Grantor, Agent and Banks dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein are used as defined in the Credit Agreement). Banks are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent for the benefit of Banks a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Credit Agreement.

         B. Pursuant to the terms of the Credit Agreement, Grantor has granted to Agent for the benefit of Banks a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Credit Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT

         To secure its obligations under the Credit Agreement, Grantor grants and pledges to Agent for the benefit of Banks a security interest in all of Grantor's right, title and interest in, to and under its current and future Copyrights, Patents and Trademarks (including without limitation those copyright, patent and trademark registrations and applications listed on Schedules A, B and C hereto), and including without limitation all proceed thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Agent for the benefit of Banks under the Security Agreement dated as of the date hereof. The rights and remedies of Agent and Banks with respect to the security interest granted hereby are in addition to those set forth in the Credit Agreement, the Security Agreement and the other Loan

Documents, and those which are now or hereafter available to Agent and Banks as a matter of law or equity. Each right, power and remedy of Agent or Banks provided for herein or in the Credit Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent or any Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Credit Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent or any Lender, of any or all other rights, powers or remedies.

         Counterparts. This Intellectual Property Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         In Witness Whereof, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.


                                         GRANTOR:

Address of Grantor:                      WESTERN MULTIPLEX CORPORATION

1196 Borregas Avenue                     By:  /s/ Jeffrey M Hendren
                                            ------------------------------------
Sunnyvale, CA 94089                      Printed Name:   Jeffrey M. Hendren
                                                      --------------------------
Attn: Chief Financial Officer            Title:  Vice President
                                               ---------------------------------



                                         AGENT:

Address of Agent:                        CREDIT SUISSE FIRST BOSTON

11 Madison Avenue                        By: /s/ Chris Horgan
                                            ------------------------------------
New York, NY 10001                       Printed Name: Chris T Horgan
                                                      --------------------------
Attn: Jessica Totaram                    Title:   Vice President
                                               ---------------------------------


                                         By:  /s/ Kristin Lepri
                                            ------------------------------------
                                         Printed Name: Kristin Lepri
                                                      --------------------------
                                         Title:   Associate
                                               ---------------------------------

                                                                       Exhibit A
                                     to Intellectual Property Security Agreement
                                     -------------------------------------------


                                   Copyrights
                                   ----------

None.

                                                                       Exhibit B
                                     to Intellectual Property Security Agreement
                                     -------------------------------------------


                                     Patents
                                     -------

                                                 Registration/                    Registration/
Description                                      Application Number               Application Date
-----------                                      ------------------               ----------------
1.   "Method and Apparatus for Isolating High    09/033,507                       March 2, 1998
     Frequency Signals In A Multi-Layered
     Printed Circuit Board" [Application]

2.   "Method and Apparatus for Isolating High    09/053,045                       April 1, 1998
     Frequency Signals In A Printed Circuit
     Board" [Application]

                                                                       Exhibit C
                                     to Intellectual Property Security Agreement
                                     -------------------------------------------


                                   Trademarks
                                   ----------



                                                 Registration/                    Registration/
Description                                      Application Number               Application Date
-----------                                      ------------------               ----------------
1.   Highly stylized letters, WM and design      1,317,724                        February 5, 1985
     and Western Mulitplex Corporation for
     Electronic Communications and Test Units

2.   Highly stylized letters "WM"  and design    2,076,271                        July 1, 1997
     for Microwave Radio Equipment

3.   Highly stylized letters "WM"  and design    1,298,505                        October 2, 1984
     for Electronic Communications and Test
     Units

4.   Highly stylized letters, WM and design      2,067,842                        June 3, 1997
     and Western Mulitplex Corporation
     Microwave Radio Equipment